UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 13, 2020

Commission File No. 001-38250

FAT Brands Inc.

(Exact name of registrant as specified in its charter)

Delaware	82-1302696
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

9720 Wilshire Blvd., Suite 500

Beverly Hills, CA 90212

(Address of principal executive offices) (Zip Code)

(310) 319-1850

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	FAT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[X] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. Yes [X] No [  ]

Item 8.01. Other Events.

FAT Brands Inc. (the “Company”) is unable to file its Quarterly Report on Form 10-Q for the quarter ended March 29, 2020 (“Quarterly Report”) by the original deadline of May 13, 2020 due to the outbreak of, and local, state and federal governmental responses to, the novel coronavirus pandemic (“COVID-19”). The Company’s operations have experienced disruptions due to the circumstances surrounding the COVID-19 pandemic including, but not limited to, suggested and mandated social distancing and shelter-in-place orders. The COVID-19-related shelter-in-place orders and resulting office closures have severely limited access to our facilities by our financial reporting and accounting staff and the staff of our auditor and thus impacted our ability to fulfill required review processes and procedures.

On March 4, 2020 the Securities and Exchange Commission (the “SEC”) issued an order (Release No. 34-88318) under Section 36 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) granting exemptions from specified provisions of the Exchange Act and certain rules thereunder, as amended by Release No. 34-88465 issued on March 25, 2020 (collectively, the “Order”).

In light of the impact of the factors described above, the Company believes that it will be unable to compile and review certain information required in order to permit the Company to file a timely Quarterly Report on Form 10-Q for its fiscal quarter ended March 29, 2020 by May 13, 2020, the original filing deadline, without unreasonable effort or expense.

The Company is relying on the Order and is furnishing this Current Report on Form 8-K by the original filing deadline of the Quarterly Report. The Company expects to file its Quarterly Report on Form 10-Q within the 45-day extension period provided by the Order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAT Brands Inc.

Date: May 13, 2020	/s/ Andrew A. Wiederhorn
Andrew A. Wiederhorn
Chief Executive Officer